UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2021

KULR TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55564	81-1004273
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1999 S. Bascom Ave. Suite 700. Campbell, CA 95008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 663-5247

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2021, KULR Technology Group, Inc., a Delaware corporation (the “Company”), announced the appointment by the Company’s Board of Directors (the “Board”) of Keith Cochran as President and Chief Operating Officer (“COO”) of the Company, to hold office until the earlier of the expiration of the term of office, a successor is duly elected and qualified, or the earlier of such officer’s death, resignation, disqualification, or removal.

Mr. Cochran, 55, has significant experience in mass scale manufacturing and operations. Prior to joining the Company, first as a consultant in January 2021 and, effective as of March 1, 2021 as President and COO, Mr. Cochran spent twenty-four years in various management roles at Jabil Greenpoint (NYSE: JBL) and most recently as Senior Vice President of its Global Business Unit in Singapore, where he led a smartphone technology division responsible for $3.7 billion in revenues. Mr. Cochran is based in the United States and has vast international experience working with partners in Singapore, India, Brazil, Mexico, China, France, Hungary and other countries. Mr. Cochran has a Bachelor of Science in Business Operations from Devry Institute of Technology.

No arrangement or understanding exists between Mr. Cochran and any other persons pursuant to which he was appointed to the management of the Company. Mr. Cochran has not engaged in any transaction, since January 1, 2020, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Item 7.01	Regulation FD Disclosure

The Company issued a press release on March 8, 2021, announcing the appointment of Mr. Cochran. A copy of this press release is furnished as Exhibit 99.1

The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, “Regulation FD Disclosure.”

Item 9.01	Exhibits

Exhibit No.	Description

99.1	Press Release dated March 8, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: March 8, 2021	By:	/s/ Michael Mo
Name: Michael Mo
Title: President & Chief Executive Officer